Exhibit 99.1

STONEMOR INC. REPORTS SECOND QUARTER FINANCIAL RESULTS

BENSALEM, PA – August 11, 2022 – StoneMor Inc. (NYSE: STON) (“StoneMor” or the “Company”), a leading owner and operator of cemeteries and funeral homes, today reported operating and financial results for the second quarter ended June 30, 2022. Investors are encouraged to read the Company’s quarterly report on Form 10-Q when it is filed with the Securities and Exchange Commission (the “SEC”), which will contain additional details, and will be posted at www.stonemor.com.

SECOND QUARTER FINANCIAL PERFORMANCE

•
Revenues for the second quarter were $80.0 million compared to $83.0 million in in the second quarter in the prior year. Six-month revenues were $161.0 million compared to $161.3 million in the prior year period.
•
Cemetery segment operating income for the second quarter was $5.3 million compared to $14.7 million in the second quarter in the prior year, representing a decrease of $9.3 million. Six-month cemetery segment operating income was $13.4 million compared to $26.3 million in the prior year period, representing a decrease of $13.0 million.
•
Funeral home segment operating loss for the second quarter was $0.1 million compared to operating income of $1.2 million in the second quarter in the prior year, representing a decrease of $1.4 million. Six-month funeral home segment operating income was $1.2 million compared to $2.8 million in the prior year period, representing a decrease of $1.6 million.
•
Corporate overhead expense increased to $12.8 million in the second quarter compared to $9.5 million in the second quarter in the prior year. Six-month corporate overhead expense increased to $24.6 million compared to $19.1 million in the prior year period.
•
Second quarter operating loss was $7.8 million compared to operating income of $4.1 million in the second quarter in the prior year.
•
Second quarter net loss from continuing operations was $17.3 million compared to $36.2 million in the second quarter in the prior year.
•
Second quarter adjusted EBITDA was $12.1 million compared to $32.1 million in the second quarter in the prior year.

Joe Redling, StoneMor’s President and Chief Executive Officer said, “During the second quarter of 2022, our teams continued to deliver strong sales production performance, even as we faced tough comparisons after our record performance throughout 2021. Specifically, our cemetery sales production grew 6.5% in the second quarter of 2022, compared with the same quarter of 2021, including 12% growth related to our pre-need sales production. We continue to focus on managing our costs to combat the inflationary pressures from suppliers and managing certain extraordinary costs associated with our various corporate initiatives that have had a negative impact on our performance.”

LIQUIDITY UPDATE

As of June 30, 2022, the Company had $83.3 million of cash, including $12.0 million of restricted cash, and $392.6 million of total debt.

“Through the second quarter, we remain confident that we will meet or exceed our previously announced 2022 annual guidance targets for organic growth in our trusts of $70 million and unlevered free cash flow of $40 million,” said Jeff DiGiovanni, StoneMor’s Senior Vice President and Chief Financial Officer. “For the six months ended June 30, 2022, we generated $36.6 million in organic trust growth, which excluded $10.3 million in trust funds added through our recent acquisitions, as well as $17.6 million in unlevered free cash flow.”

CONFERENCE CALL INFORMATION

StoneMor will conduct a conference call to discuss this news release today, August 11, 2022 at 4:30 p.m. Eastern Time. The conference call can be accessed by calling (800) 954-0601. No reservation number is necessary; however, it is advised that interested parties access the call-in number 5 to 10 minutes prior to the scheduled start time to avoid delays. StoneMor will also host a live webcast of this conference call. Investors may access the live webcast via the Investors page of the StoneMor website www.stonemor.com under Events & Presentations.

About StoneMor Inc.

StoneMor Inc., headquartered in Bensalem, Pennsylvania, is an owner and operator of cemeteries and funeral homes in the United States, with 304 cemeteries and 72 funeral homes in 24 states and Puerto Rico. StoneMor’s cemetery products and services, which are sold on both a pre-need (before death) and at-need (at death) basis, include: burial lots, lawn and mausoleum crypts, burial vaults, caskets, memorials, and all services which provide for the installation of this merchandise. For additional information about StoneMor Inc. please visit StoneMor’s website, and the investors section, at http://www.stonemor.com.

CONTACT

Investor Relations

StoneMor Inc.

(215) 826-4438

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this press release, including, but not limited to, statements regarding the Company’s achievement of its 2022 organic trust growth and unlevered free cash flow guidance targets, are forward-looking statements. Generally, the words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “project,” “expect,” “predict” and similar expressions identify these forward-looking statements. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements are based on management’s current expectations and estimates. These statements are neither promises nor guarantees and are made subject to certain risks and uncertainties that could cause actual results to differ materially from the results stated or implied in this press release. StoneMor’s major risks are related to uncertainties associated with current business and economic disruptions resulting from the ongoing coronavirus pandemic, including the effect of government regulations issued in connection therewith, its ability to identify, and negotiate acceptable agreements with, sellers of additional properties, uncertainties associated with the cash flow from pre-need and at-need sales, trusts and financings, which may impact StoneMor’s ability to meet its financial projections and service its debt, as well as with StoneMor’s ability to maintain an effective system of internal control over financial reporting and disclosure controls and procedures.

When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements set forth in StoneMor’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the other reports that StoneMor files with the Securities and Exchange Commission, from time to time. Except as required under applicable law, StoneMor assumes no obligation to update or revise any forward-looking statements made herein or any other forward-looking statements made by it, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

This release includes certain non-GAAP financial measures, including adjusted EBITDA, Field EBITDA and unlevered free cash flow, which are intended as supplemental measures of the Company’s performance that are not required by or presented in accordance with GAAP. All business results presented in this release are not prepared in accordance with Article 11 of Regulation S-X.

Management uses these non-GAAP measures internally to evaluate and manage the Company’s operations and to better understand its business because they facilitate a comparative assessment of the Company's operating performance relative to its performance based on results calculated under GAAP. These non-GAAP measures also isolate the effects of some items that vary from period to period without any correlation to core operating performance and eliminate certain charges that management believes do not reflect the Company's operations and underlying operational performance. The Compensation, Nominating and Governance Committee of the Company’s board of directors also uses certain of these measures to evaluate management's performance and set its compensation. The Company believes that these non-GAAP measures also provide useful information to investors regarding certain financial and business trends relating to the Company’s financial condition and operating results and facilitate an evaluation of the financial performance of the Company and its operations on a consistent basis. Providing this information therefore allows investors to make independent assessments of the Company’s financial performance, results of operation and trends while viewing the information through the eyes of management.

These non-GAAP measures are subject to limitations. The non-GAAP measures presented in this release may not be comparable to similarly titled measures used by other companies because other companies may not calculate one or more in the same manner. Additionally, the non-GAAP performance measures exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements; do not reflect changes in, or cash requirements for, working capital needs; and do not reflect interest expense, or the requirements necessary to service interest or principal payments on debt. Further, our historical adjusted results are not intended to project our adjusted results of operations or financial position for any future period. To compensate for these limitations, management presents and considers these non-GAAP measures in conjunction with the Company’s GAAP results; no non-GAAP measure should be considered in isolation from or as an alternative to net income, earnings per share or any other measure determined in accordance with GAAP. Readers should review the reconciliations included below, and should not rely on any single financial measure to evaluate the Company’s business.

A reconciliation of each non-GAAP measure to the most directly comparable GAAP measure is set forth below (in thousands):

EBITDA AND ADJUSTED EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net loss from continuing operations	$(17,261)	$(36,245)	$(29,495)	$(41,458)
Income tax (expense) benefit	181	(9,736)	413	(11,412)
Interest expense	9,279	9,977	18,565	20,450
Depreciation and amortization	2,018	2,027	4,079	4,129
Non-cash stock compensation	508	508	1,007	1,013
Cost of lots sold	1,309	2,257	3,179	3,651
EBITDA	(3,966)	(31,212)	(2,252)	(23,627)
Loss on debt extinguishment	—	40,128	—	40,128
Loss on sale of businesses and other impairments	43	2,220	43	2,220
Other (losses) gains	15	(69)	15	(69)
Change in deferred revenues	18,087	23,054	51,761	45,652
Change in deferred selling and obtaining costs	(2,096)	(2,027)	(4,928)	(4,229)
Adjusted EBITDA	$12,083	$32,094	$44,639	$60,075

FIELD EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
EBITDA	$(3,966)	$(31,212)	$(2,252)	$(23,627)
Corporate overhead	12,806	9,534	24,619	19,075
Less: non-cash stock compensation	508	508	1,007	1,013
Field EBITDA	$8,332	$(22,186)	$21,360	$(5,565)

UNLEVERED CASH PROVIDED BY OPERATING ACTIVITIES AND UNLEVERED FREE CASH FLOW

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net cash (used in) provided by operating activities	$(2,204)	$(6,198)	$6,551	$(1,567)
Cash interest payments	17,095	22,502	17,206	31,141
Unlevered cash provided by operating activities	14,891	16,304	23,757	29,574
Less: cash paid for capital expenditures	3,542	1,587	6,144	3,361
Unlevered free cash flow	$11,349	$14,717	$17,613	$26,213

STONEMOR INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands, except share and per share data)

	June 30,	December 31,
	2022	2021
Assets
Current assets:
Cash and cash equivalents, excluding restricted cash	$71,238	$83,882
Restricted cash	12,021	16,415
Accounts receivable, net of allowance	65,106	62,220
Prepaid expenses	8,073	6,971
Other current assets	12,788	11,459
Total current assets	169,226	180,947

Long-term accounts receivable, net of allowance	76,769	72,309
Cemetery property	299,549	296,758
Property and equipment, net of accumulated depreciation	89,346	82,610
Merchandise trusts, restricted, at fair value	604,760	567,853
Perpetual care trusts, restricted, at fair value	349,150	339,138
Deferred selling and obtaining costs	127,927	124,023
Deferred tax assets	3	21
Goodwill	6,774	—
Intangible assets, net	51,902	54,023
Other assets	22,629	23,462
Total assets	$1,798,035	$1,741,144

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued liabilities	$55,953	$44,704
Accrued interest	4,344	4,344
Current portion, long-term debt	2,576	762
Total current liabilities	62,873	49,810

Long-term debt, net of deferred financing costs	390,033	389,401
Deferred revenues	1,118,208	1,056,260
Deferred tax liabilities	11,093	10,878
Perpetual care trust corpus	349,150	339,138
Other long-term liabilities	41,343	41,399
Total liabilities	1,972,700	1,886,886
Commitments and contingencies

Stockholders' equity:
Common stock, par value $0.01 per share, 200,000,000 shares authorized, 118,723,067 and 118,290,600 shares issued and outstanding, respectively	1,187	1,182
Paid-in capital in excess of par value	(82,719)	(83,286)
Accumulated deficit	(93,133)	(63,638)
Total stockholders' equity	(174,665)	(145,742)
Total liabilities and stockholders' equity	$1,798,035	$1,741,144

STONEMOR INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenues:
Cemetery:
Interments	$22,136	$22,906	$43,291	$43,425
Merchandise	19,744	17,787	34,600	34,069
Services	18,370	17,698	35,228	34,979
Investment and other	10,204	13,737	26,832	26,635
Funeral home:
Merchandise	5,040	5,449	11,085	11,422
Services	4,553	5,404	9,988	10,764
Total revenues	80,047	82,981	161,024	161,294
Costs and Expenses:
Cost of goods sold	12,519	12,435	24,058	23,619
Cemetery expense	21,634	18,090	43,813	36,251
Selling expense	17,289	14,776	32,862	28,983
General and administrative expense	12,250	10,650	23,003	20,843
Corporate overhead	12,806	9,534	24,619	19,075
Depreciation and amortization	2,018	2,027	4,079	4,129
Funeral home expenses:
Merchandise	1,389	1,478	3,021	3,139
Services	4,700	4,477	9,457	9,138
Other	3,185	3,239	6,571	6,258
Total costs and expenses	87,790	76,706	171,483	151,435

Loss on sale of businesses and other impairments	(43)	(2,220)	(43)	(2,220)
Other (losses) gains	(15)	69	(15)	69
Operating (loss) income	(7,801)	4,124	(10,517)	7,708
Interest expense	(9,279)	(9,977)	(18,565)	(20,450)
Loss on debt extinguishment	—	(40,128)	—	(40,128)
Loss from continuing operations before income taxes	(17,080)	(45,981)	(29,082)	(52,870)
Income tax (expense) benefit	(181)	9,736	(413)	11,412
Net loss from continuing operations	(17,261)	(36,245)	(29,495)	(41,458)
Discontinued operations (Note 2):
Income from operations of discontinued businesses	—	860	—	1,449
Income tax expense	—	—	—	—
Net income from discontinued operations	—	860	—	1,449
Net loss	$(17,261)	$(35,385)	$(29,495)	$(40,009)

Net loss from continuing operations per common share (basic)	$(0.15)	$(0.31)	$(0.25)	$(0.35)
Net income from discontinued operations per common share (basic)	—	0.01	—	0.01
Net loss per common share (basic)	$(0.15)	$(0.30)	$(0.25)	$(0.34)

Net loss from continuing operations per common share (diluted)	$(0.15)	$(0.31)	$(0.25)	$(0.35)
Net income from discontinued operations per common share (diluted)	—	0.01	—	0.01
Net loss per common share (diluted)	$(0.15)	$(0.30)	$(0.25)	$(0.34)
Weighted average number of common shares outstanding - basic	118,476	117,956	118,402	117,933
Weighted average number of common shares outstanding - diluted	118,476	117,956	118,402	117,933

STONEMOR INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(in thousands)

	Six Months Ended June 30,
	2022	2021
Cash Flows From Operating Activities:
Net loss	$(29,495)	$(40,009)
Adjustments to reconcile net loss to net cash provided by operating activities:
Cost of lots sold	3,179	3,651
Depreciation and amortization	4,079	4,169
Provision for bad debt	2,883	3,519
Non-cash compensation expense	1,007	1,013
Loss on debt extinguishment	—	40,128
Non-cash interest expense	1,208	3,160
Loss on sale of businesses	43	1,353
Other losses (gains)	15	(69)
Changes in assets and liabilities:
Payment of paid-in-kind interest	—	(18,440)
Accounts receivable, net of allowance	(13,073)	(11,522)
Merchandise trust fund	(22,568)	(17,378)
Other assets	955	(2,942)
Deferred selling and obtaining costs	(4,928)	(4,229)
Deferred revenues	51,761	45,652
Deferred taxes, net	233	(11,523)
Payables and other liabilities	11,252	1,900
Net cash provided by (used in) operating activities	6,551	(1,567)
Cash Flows From Investing Activities:
Cash paid for acquisitions	(18,295)	—
Proceeds from divestitures	173	6,578
Cash paid for capital expenditures	(6,144)	(3,361)
Net cash (used in) provided by investing activities	(24,266)	3,217
Cash Flows From Financing Activities:
Proceeds from borrowings	6,001	404,433
Repayments of debt	(3,897)	(329,294)
Principal payment on finance leases	(616)	(796)
Early redemption premium	—	(18,478)
Cost of financing activities	(376)	(10,632)
Shares repurchased related to share-based compensation	(435)	—
Net cash provided by financing activities	677	45,233
Net (decrease) increase in cash, cash equivalents and restricted cash	(17,038)	46,883
Cash, cash equivalents and restricted cash—Beginning of period	100,297	60,090
Cash, cash equivalents and restricted cash—End of period	$83,259	$106,973
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$17,206	$31,141
Cash paid during the period for income taxes	2,498	1,989
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$836	$961
Operating cash flows from finance leases	153	166
Financing cash flows from finance leases	616	796
Non-cash investing and financing activities:
Right of use assets obtained in exchange for new operating lease liabilities	$47	$3,277
Right of use assets obtained in exchange for new finance lease liabilities	197	105